UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2022 (February 24, 2022)

RYMAN HOSPITALITY PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive Nashville, Tennessee	37214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01	RHP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 24, 2022, Ryman Hospitality Properties, Inc., a Delaware corporation (the “Company”), issued a press release announcing its financial results for the three months and year ended December 31, 2021. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information furnished under this Item 2.02, including Exhibit 99.1 hereto, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and Section 11 of the Securities Act of 1933, as amended, and shall not be otherwise subject to the liabilities of those sections. The Company does not undertake a duty to update the information in this Current Report on Form 8-K and cautions that the information included in this Current Report on Form 8-K under Item 2.02 is current only as of February 24, 2022 and may change thereafter.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 24, 2022, the Board of Directors (the “Board”) of the Company expanded the number of directors of the Company from eight to ten and appointed Michael I. Roth and Mark Fioravanti to fill the vacancies created by such expansion.

The Board has determined that Mr. Roth qualifies as an independent director within the meaning of the New York Stock Exchange listing standards. Mr. Roth has been named to the Human Resources Committee and the Nominating and Corporate Governance Committee of the Board concurrently with his appointment to the Board. Mr. Roth’s compensation for his services as director will be consistent with that of the Company’s other non-employee directors, as described in Exhibit 10.27 to the Company’s 2020 Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 26, 2021. Other than the foregoing standard compensation arrangements, there are no other arrangements or understandings between Mr. Roth and any other person pursuant to which he was appointed as a director. Mr. Roth is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Fioravanti has not been named to any committee of the Board. Mr. Fioravanti will not receive any additional compensation for his services as director, and Mr. Fioravanti’s compensation for his service as the Company’s President and Chief Financial Officer was not modified in connection with his appointment to the Board. There are no arrangements or understandings between Mr. Fioravanti and any other person pursuant to which he was appointed as a director. Mr. Fioravanti is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

Each of Mr. Roth and Mr. Fioravanti will hold office until the Company’s 2022 annual meeting of stockholders, at which time each will be considered for election for a one-year term expiring in 2023.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

99.1	Press Release of Ryman Hospitality Properties, Inc. dated February 24, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYMAN HOSPITALITY PROPERTIES, INC.

Date: February 25, 2022	By:	/s/ Scott J. Lynn
	Name:	Scott J. Lynn
	Title:	Executive Vice President, General Counsel and Secretary